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                                                                  EXHIBIT 10.6.1


                               FIRST AMENDMENT
                                      TO
               SUBORDINATE LOAN AND WARRANT PURCHASE AGREEMENT


        This First Amendment ("Amendment") to the Subordinate Loan and Warrant Purchase Agreement, dated as of October 8, 1996 (the "Loan Agreement"), by and among Stratford Capital Partners, L.P., a Texas limited partnership ("Stratford"), GMM Partners SBIC, L.P., a Delaware limited partnership ("GMM", and together with Stratford, the "Investors") and EduTrek International, Inc. (formerly known as E Holdings, Inc.), a Georgia corporation (the "Company"), is made and entered into as of May 31, 1997.

                                   RECITALS

        WHEREAS, the Company and Stratford entered into the Loan Agreement, pursuant to which (a) Stratford made and subordinate loan ("Loan") to the Company in the original principal amount of $7,000,000 and (b) Stratford purchased and the Company sold and issued 88,863 warrants to purchase shares of Class A Common Stock, without par value of the Company (the "Warrants"); and

        WHEREAS, the Company, Stratford and GMM entered into an Assignment and Assumption Agreement, effective as of October 8, 1996, pursuant to which Stratford sold and assigned to GMM (a) $2,000,000 of the principal balance of the Loan and (b) 25,389 warrants; and

        WHEREAS, the Company and the Investors have agreed to amend the Loan Agreement as specifically set forth herein.

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. Definitions. Unless otherwise specified herein, all capitalized terms herein shall have the same meaning as those terms have in the Agreement.

        2.   Amendments.

        (a) Section 1.1 of the Loan Agreement is hereby amended by deleting the following definitions from such section: "Book Value", "Consolidated Assets", "Consolidated Liabilities", "Formula Value", "Put" and "Put Price"

        (b) Section 1.1 of the Loan Agreement is hereby further amended by deleting from the definition of "Market Value" the clause which reads "For purposes of determining the Put Value, the Market Value shall be determined pursuant to the Appraisal Procedure" from the second sentence of such definition.

        (c) Section 9.5 of the Loan Agreement is hereby amended by deleting such section in its entirety and replacing it with the following new Section
9.5 which shall read as follows:

        "SECTION 9.5. [intentionally omitted]"

























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          (d)     Section 9.7 of the Loan Agreement is hereby amended by
deleting the clause which reads "to the Company's obligations with respect the Put" from the second sentence of such section.

          (e) Section 11.1(a) of the Loan Agreement is hereby amended by deleting the clause which reads "or any amount payable upon an exercise of the Put" from such section.

          3. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be considered an original for all purposes, and all of which when taken together shall constitute a single counterpart instrument. Executed signature pages to any counterpart instrument may be detached and affixed to a single counterpart, with such single counterpart with multiple executed signature pages affixed thereto constituting the original counterpart instrument. All of those counterpart pages shall be read as though one, and they shall have the same force and effect as if all the signers had executed a single signature page.

          4. Reaffirmation. Except as amended hereby, the Agreement shall remain in full force and effect, the parties hereto hereby restate and reaffirm all of the terms and provisions of the Agreement.

          The undersigned have executed this Amendment as of the date first set forth above.

                                         STRATFORD:
                                         ---------

                                         STRATFORD CAPITAL PARTNERS, L.P.

                                         By:   Stratford Capital GP Associates,
                                               L.P., its General Partner

                                         By:   Stratford Capital Corporation,
                                               its General Partner

                                         By:/s/ John Farmer
                                            -----------------------------------
                                         Name:  John Farmer
                                              ---------------------------------
                                         Title: Managing Director
                                               --------------------------------

                                         GMM:
                                         ---

                                         GMM PARTNERS SBIC, L.P.

                                         By:  GMM Investors Corp., its General
                                              Partner

                                         By:/s/ James J. Goodman
                                            -----------------------------------
                                         Name:  James J. Goodman
                                              ---------------------------------
                                         Title: Manager
                                               --------------------------------


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                                     COMPANY:

                                     EDUTREK INTERNATIONAL, INC.

                                     By:/s/ Steve Bostic
                                        ----------------------------
                                     Name:  Steve Bostic
                                          --------------------------

                                     Title: Chairman and Chief Executive Officer
                                            ------------------------------------

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